Exhibit 99.1

Contacts:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Kevin LeBlanc	Jacqueline Chen Valencia
	Director of Investor	Senior Vice President
	Relations	Marketing & Communications
	(225) 299-3391	(225) 295-9688
	kevin.leblanc@amedisys.com	jacqueline.chen@amedisys.com

AMEDISYS REPORTS FOURTH QUARTER REVENUE AND EARNINGS

ISSUES 2011 GUIDANCE

AMEDISYS TO HOST CONFERENCE CALL

TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (February 22, 2011) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the fourth quarter and year ended December 31, 2010 and issues guidance for 2011.

Three-Month Periods Ended December 31, 2010 and 2009

•

Net service revenue of $394.3 million compared to $405.5 million in 2009, a decrease of $11.2 million or 2.8%. Same store agencies decreased $8.0 million and $11.5 million of the decrease related to agencies closed during the year offset by $8.3 million in revenue related to start-up and acquisition agencies.

•	Net income attributable to Amedisys, Inc. of $22.1 million compared to $37.8 million in 2009, a decrease of $15.7 or 41.5%.

•

Diluted earnings per share of $0.77 compared to $1.35 per diluted share in 2009, a decrease of 43.0%. The weighted average number of diluted shares outstanding increased to approximately 28.5 million compared to 28.1 million in 2009.

•	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $47.6 million compared to $71.3 million in 2009, a decrease of 33.2%.

•	After adding back $8.5 million ($5.2 million, net of income tax) or $0.18 per diluted share in certain items*, the following would have been our adjusted results:

•	Net income attributable to Amedisys, Inc. of $27.3 million compared to $37.8 million in 2009, a decrease of 27.9%.

•	Diluted earnings per share of $0.95 compared to $1.35 per diluted share in 2009, a decrease 29.6%.

•	EBITDA of $54.8 million compared to $71.3 million in 2009, a decrease of 23.2%.

Twelve-Month Periods Ended December 31, 2010 and 2009

•

Net service revenue of $1.6 billion compared to $1.5 billion in 2009, an increase of $120.8 million or 8.0%. Same store agencies increased $71.4 million and $70.9 million of the increase is related to start-up and acquisition agencies offset by $21.5 million decrease in revenue from closed agencies.

•	Net income attributable to Amedisys, Inc. of $112.6 million compared to $135.8 million in 2009, a decrease of $23.2 or 17.1%.

•

Diluted earnings per share of $3.95 compared to $4.89 per diluted share in 2009, a decrease of 19.2%. The weighted average number of diluted shares outstanding increased to approximately 28.5 million compared to 27.8 million in 2009.

•	EBITDA of $228.2 million compared to $261.8 million in 2009, a decrease of 12.8%.

•	After adding back $15.9 million ($9.7 million, net of income tax) or $0.34 per diluted share in certain items*, the following would have been our adjusted results:

•	Net income attributable to Amedisys, Inc. of $122.3 million compared to $135.8 million in 2009, a decrease of 10.0%.

•	Diluted earnings per share of $4.29 compared to $4.89 per diluted share in 2009, a decrease 12.3%.

•	EBITDA of $242.0 million compared to $261.8 million in 2009, a decrease of 7.6%.

*	See footnote 2 on page 11 for explanation of these certain items.

William F. Borne, Chief Executive Officer of Amedisys, Inc. stated, “We responded to a number of operational issues in 2010. Many of the actions we initiated in the third quarter contributed to the improved earnings in the fourth quarter and will continue to have a positive impact in 2011. These actions have resulted in a stronger operational infrastructure to grow the business and continue to enhance the quality of care we provide our patients.”

2011 Guidance

•	Net service revenue is anticipated to be in the range of $1.600 billion to $1.650 billion, excluding the effects of future acquisitions, if any are made.

•

Diluted earnings per share is expected to be in the range of $3.00 to $3.30 based on an estimated 29.3 million shares outstanding. This guidance does not include the effects of any share repurchases, future acquisitions, any non-recurring costs that may be incurred during the year or the impact of any future Medicare rate changes.

We urge caution in considering the current trends and 2011 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please dial (800) 967-7149 (Toll free) or (719) 325-2354 (Toll) a few minutes before 10:00 a.m. ET on Tuesday, February 22, 2011. A replay of the conference call will be available through March 1, 2011. The replay dial in number is (888) 203-1112 (Toll free) or (719) 457-0820 (Toll). The replay pin number is 9080078.

The call will also be available through our website and for seven days thereafter at the following web address: http://www.amedisys.com/investors.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open agencies, acquire additional agencies and integrate and operate these agencies effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, changes in or developments with respect to any litigation or investigations relating to the Company, including the United States Senate Committee on Finance inquiry, the SEC investigation and the U.S. Department of Justice Civil Investigative Demand and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA plus certain items, adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. plus certain items and adjusted diluted earnings per share, defined as diluted earnings per share plus the earnings per share effect of certain items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under generally accepted accounting principles (“GAAP”). Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except per share data and statistical information)

(Unaudited)

Balance Sheet Information

	As of December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$120,295	$34,485
Patient accounts receivable, net of allowance for doubtful accounts of $20,977 and $26,371	141,549	150,269
Prepaid expenses	9,947	10,279
Other current assets	22,139	23,003

Total current assets	293,930	218,036

Property and equipment, net of accumulated depreciation of $78,074 and $59,780	138,554	91,919
Goodwill	791,412	786,923
Intangible assets, net of accumulated amortization of $17,135 and $11,826	53,393	57,608
Other assets, net	22,536	17,865

Total assets	$1,299,825	$1,172,351

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$23,374	$16,535
Payroll and employee benefits	100,700	119,619
Accrued expenses	36,149	33,035
Obligations due Medicare	4,618	4,618
Current portion of long-term obligations	37,178	44,254
Current portion of deferred income taxes	14,285	11,245

Total current liabilities	216,304	229,306

Long-term obligations, less current portion	144,688	170,899
Deferred income taxes	52,286	29,399
Other long-term obligations	6,832	6,412

Total liabilities	420,110	436,016

Commitments and Contingencies

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 29,867,701 and 28,303,216 shares issued; and 29,232,807 and 28,191,174 shares outstanding	29	28
Additional paid-in capital	407,156	363,670
Treasury stock at cost, 634,894 and 112,042 shares of common stock	(14,022)	(735)
Accumulated other comprehensive income	25	114
Retained earnings	484,669	372,089

Total Amedisys, Inc. stockholders’ equity	877,857	735,166
Noncontrolling interests	1,858	1,169

Total equity	879,715	736,335

Total liabilities and equity	$1,299,825	$1,172,351

Income Statement Information

	For the three-month periods ended December 31,		For the Years Ended December 31,
	2010	2009	2010	2009
Net service revenue	$394,323	$405,472	$1,634,319	$1,513,459
Cost of service, excluding depreciation and amortization	200,784	197,370	820,460	724,465
General and administrative expenses:
Salaries and benefits	90,439	85,398	357,502	327,738
Non-cash compensation	2,317	2,108	10,634	7,848
Other	47,786	45,714	198,410	174,170
Provision for doubtful accounts	5,145	3,697	19,214	20,178
Depreciation and amortization	9,292	7,630	34,589	28,312

Operating expenses	355,763	341,917	1,440,809	1,282,711

Operating income	38,560	63,555	193,510	230,748
Other (expense) income:
Interest income	61	52	435	213
Interest expense	(2,163)	(2,575)	(9,201)	(11,670)
Equity in earnings from unconsolidated joint ventures	706	622	3,016	2,343
Miscellaneous, net	(739)	(219)	(2,178)	760

Total other expense, net	(2,135)	(2,120)	(7,928)	(8,354)

Income before income taxes	36,425	61,435	185,582	222,394
Income tax expense	(14,156)	(23,397)	(72,309)	(86,171)

Net income	22,269	38,038	113,273	136,223
Net (income) loss attributable to noncontrolling interests	(171)	(246)	(693)	(386)

Net income attributable to Amedisys, Inc.	$22,098	$37,792	$112,580	$135,837

Net income per share attributable to Amedisys, Inc. common stockholders:
Basic	$0.79	$1.37	$4.02	$4.99

Diluted	$0.77	$1.35	$3.95	$4.89

Weighted average shares outstanding:
Basic	28,105	27,607	28,032	27,231

Diluted	28,528	28,095	28,484	27,759

Cash Flow Information

	For the three-month periods ended December 31,		For the Year Ended December 31,
	2010	2009	2010	2009
Net cash provided by operating activities	$33,665	$28,737	$206,273	$247,659
Net cash (used in) investing activities	(31,956)	(32,484)	(73,616)	(97,255)
Net cash used in financing activities	(9,451)	(6,928)	(46,847)	(118,766)

Net increase (decrease) in cash and cash equivalents	(7,742)	(10,675)	85,810	31,638
Cash and cash equivalents at beginning of period	128,037	45,160	34,485	2,847

Cash and cash equivalents at end of period	$120,295	$34,485	$120,295	$34,485

Supplemental Information – Home Health

	For the Three-Months Ended March 31,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Episodic-based revenue	$343.1	$18.6	$—	$361.7	$301.8	$2.8	$304.6
Non-episodic revenue	17.5	1.3	—	18.8	16.2	0.7	16.9

Net service revenue	360.6	19.9	—	380.5	318.0	3.5	321.5
Same store episodic-based revenue growth (3)	14%

Cost of service	174.6	12.4	—	187.0	150.6	2.9	153.5

Gross Margin	186.0	7.5	—	193.5	167.4	0.6	168.0
Other operating expenses	83.1	10.5	0.1	93.7	76.6	4.0	80.6

Operating income	$102.9	$(3.0)	$(0.1)	$99.8	$90.8	$(3.4)	$87.4

Key Statistical Data:
Admissions:
Episodic-based	61,340	3,938	—	65,278	55,682	430	56,112
Non-episodic	9,085	907	—	9,992	9,419	72	9,491

Total admissions	70,425	4,845	—	75,270	65,101	502	65,603

Same store episodic-based admission growth (3)	10%

Recertifications:
Episodic-based	48,004	1,711	—	49,715	48,374	390	48,764
Non-episodic	4,740	156	—	4,896	5,744	25	5,769

Total recertifications	52,744	1,867	—	54,611	54,118	415	54,533

Same store episodic-based recertification growth (3)	(1)%

Completed Episodes:
Episodic-based	100,261	4,835	—	105,096	95,259	1,040	96,299

Visits:
Episodic-based	1,998,384	92,869	—	2,091,253	1,806,274	16,291	1,822,565
Non-episodic	196,715	11,357	—	208,072	193,606	2,749	196,355

Total visits	2,195,099	104,226	—	2,299,325	1,999,880	19,040	2,018,920

Cost per Visit	$79.53	$119.00	$—	$81.32	$75.32	$146.60	$76.05

Episodic-based visits per completed episode (4)	18.7	16.9	—	18.6	17.7	17.2	17.7

	For the Three-Months Ended June 30,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Episodic-based revenue	$356.2	$13.1	$—	$369.3	$335.0	$2.7	$337.7
Non-episodic revenue	17.7	1.0	—	18.7	16.9	0.1	17.0

Net service revenue	373.9	14.1	—	388.0	351.9	2.8	354.7
Same store episodic-based revenue growth (3)	6%

Cost of service	181.0	9.7	—	190.7	163.9	2.4	166.3

Gross Margin	192.9	4.4	—	197.3	188.0	0.4	188.4
Other operating expenses	87.7	10.7	0.6	99.0	82.5	4.6	87.1

Operating income	$105.2	$(6.3)	$(0.6)	$98.3	$105.5	$(4.2)	$101.3

Key Statistical Data:
Admissions:
Episodic-based	60,110	2,966	—	63,076	57,835	374	58,209
Non-episodic	9,382	706	—	10,088	8,884	59	8,943

Total admissions	69,492	3,672	—	73,164	66,719	433	67,152

Same store episodic-based admission growth (3)	4%

Recertifications:
Episodic-based	46,375	1,195	—	47,570	51,211	296	51,507
Non-episodic	4,609	127	—	4,736	5,501	25	5,526

Total recertifications	50,984	1,322	—	52,306	56,712	321	57,033

Same store episodic-based recertification growth (3)	(9)%

Completed Episodes:
Episodic-based	105,676	3,744	—	109,420	101,430	779	102,209

Visits:
Episodic-based	2,037,881	69,572	—	2,107,453	1,956,014	11,787	1,967,801
Non-episodic	203,229	10,054	—	213,283	214,973	2,741	217,714

Total visits	2,241,110	79,626	—	2,320,736	2,170,987	14,528	2,185,515

Cost per Visit	$80.75	$122.36	$—	$82.18	$75.48	$168.46	$76.10

Episodic-based visits per completed episode (4)	19.4	17.3	—	19.4	18.6	16.9	18.6

	For the Three-Months Ended September 30,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Episodic-based revenue	$336.9	$12.3	$—	$349.2	$339.5	$3.4	$342.9
Non-episodic revenue	18.1	1.2	—	19.3	16.2	0.3	16.5

Net service revenue	355.0	13.5	—	368.5	355.7	3.7	359.4
Same store episodic-based revenue growth (3)	(1)%

Cost of service	177.2	9.0	—	186.2	166.0	2.7	168.7

Gross Margin	177.8	4.5	—	182.3	189.7	1.0	190.7
Other operating expenses	87.6	9.9	3.4	100.9	82.4	5.0	87.4

Operating income	$90.2	$(5.4)	$(3.4)	$81.4	$107.3	$(4.0)	$103.3

Key Statistical Data:
Admissions:
Episodic-based	60,556	2,916	—	63,472	57,087	680	57,767
Non-episodic	9,621	791	—	10,412	8,508	129	8,637

Total admissions	70,177	3,707	—	73,884	65,595	809	66,404

Same store episodic-based admission growth (3)	6%

Recertifications:
Episodic-based	44,804	1,127	—	45,931	52,348	486	52,834
Non-episodic	4,453	141	—	4,594	5,090	86	5,176

Total recertifications	49,257	1,268	—	50,525	57,438	572	58,010

Same store episodic-based recertification growth (3)	(14)%

Completed Episodes:
Episodic-based	101,379	3,618	—	104,997	103,979	1,128	105,107

Visits:
Episodic-based	1,986,014	66,353	—	2,052,367	2,020,117	18,753	2,038,870
Non-episodic	197,200	11,041	—	208,241	191,326	6,394	197,720

Total visits	2,183,214	77,394	—	2,260,608	2,211,443	25,147	2,236,590

Cost per Visit	$81.17	$116.62	$—	$82.38	$75.08	$108.07	$75.45

Episodic-based visits per completed episode (4)	19.2	16.9	—	19.1	18.7	16.2	18.7

	For the Three-Months Ended December 31,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Episodic-based revenue	$331.9	$6.4	$—	$338.3	$345.8	$10.0	$355.8
Non-episodic revenue	17.9	0.2	—	18.1	17.5	0.5	18.0

Net service revenue	349.8	6.6	—	356.4	363.3	10.5	373.8
Same store episodic-based revenue growth (3)	(4)%

Cost of service	176.1	4.6	—	180.7	173.9	7.7	181.6

Gross Margin	173.7	2.0	—	175.7	189.4	2.8	192.2
Other operating expenses	85.9	5.4	4.0	95.3	81.3	8.2	89.5

Operating income	$87.8	$(3.4)	$(4.0)	$80.4	$108.1	$(5.4)	$102.7

Key Statistical Data:
Admissions:
Episodic-based	60,500	1,437	—	61,937	57,887	1,807	59,694
Non-episodic	10,044	115	—	10,159	9,215	237	9,452

Total admissions	70,544	1,552	—	72,096	67,102	2,044	69,146

Same store episodic-based admission growth (3)	5%

Recertifications:
Episodic-based	44,779	755	—	45,534	50,265	1,387	51,652
Non-episodic	4,393	46	—	4,439	5,112	73	5,185

Total recertifications	49,172	801	—	49,973	55,377	1,460	56,837

Same store episodic-based recertification growth (3)	(11)%

Completed Episodes:
Episodic-based	103,443	2,032	—	105,475	105,148	3,212	108,360

Visits:
Episodic-based	1,952,738	37,290	—	1,990,028	1,997,040	55,212	2,052,252
Non-episodic	192,445	2,407	—	194,852	200,622	8,247	208,869

Total visits	2,145,183	39,697	—	2,184,880	2,197,662	63,459	2,261,121

Cost per Visit	$82.09	$115.13	$—	$82.69	$79.09	$120.88	$80.26

Episodic-based visits per completed episode (4)	19.2	18.4	—	19.2	19.0	17.6	19.0

	For the Year Ended December 31,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Episodic-based revenue	$1,368.1	$50.4	$—	$1,418.5	$1,322.1	$18.9	$1,341.0
Non-episodic revenue	71.2	3.7	—	74.9	66.8	1.6	68.4

Net service revenue	1,439.3	54.1	—	1,493.4	1,388.9	20.5	1,409.4
Same store episodic-based revenue growth (3)	3%

Cost of service	708.9	35.7	—	744.6	654.4	15.7	670.1

Gross Margin	730.4	18.4	—	748.8	734.5	4.8	739.3
Other operating expenses	344.3	36.5	8.1	388.9	322.8	21.8	344.6

Operating income	$386.1	$(18.1)	$(8.1)	$359.9	$411.7	$(17.0)	$394.7

Key Statistical Data:
Admissions:
Episodic-based	242,506	11,257	—	253,763	228,491	3,291	231,782
Non-episodic	38,132	2,519	—	40,651	36,026	497	36,523

Total admissions	280,638	13,776	—	294,414	264,517	3,788	268,305

Same store episodic-based admission growth (3)	6%

Recertifications:
Episodic-based	183,962	4,788	—	188,750	202,198	2,559	204,757
Non-episodic	18,195	470	—	18,665	21,447	209	21,656

Total recertifications	202,157	5,258	—	207,415	223,645	2,768	226,413

Same store episodic-based recertification growth (3)	(9)%

Completed Episodes:
Episodic-based	410,759	14,229	—	424,988	405,816	6,159	411,975

Visits:
Episodic-based	7,975,017	266,084	—	8,241,101	7,779,445	102,043	7,881,488
Non-episodic	789,589	34,859	—	824,448	800,527	20,131	820,658

Total visits	8,764,606	300,943	—	9,065,549	8,579,972	122,174	8,702,146

Cost per Visit	$80.88	$118.77	$—	$82.13	$76.26	$127.91	$77.00

Episodic-based visits per completed episode (4)	19.2	17.2	—	19.1	18.5	17.2	18.5

(1)	Exit activity includes the results for the periods subsequent to the agencies closures or consolidations.
(2)	Agencies for the prior period which are not considered same store agencies during 2010 (i.e. agencies closed or consolidated in current period or unopened startups).
(3)	Same store episodic-based revenue, admissions or recertifications growth is the percent increase in our same store episodic-based revenue, admissions or recertifications for the period as a percent of the same store episodic-based revenue, admissions or recertifications of the prior period.
(4)	Episodic-based visits per completed episode as the home health episodic-based visits on completed episodes divided by the home health episodic-based episodes completed during the period.

Supplemental Information – Hospice

	For the Three-Months Ended March 31,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Medicare revenue	$25.4	$5.4	$—	$30.8	$19.1	$—	$19.1
Non-Medicare revenue	1.4	0.3	—	1.7	1.2	—	1.2

Net service revenue	26.8	5.7	—	32.5	20.3	—	20.3
Same store medicare revenue growth (3)	33%

Cost of service	13.4	3.7	—	17.1	11.2	0.3	11.5

Gross margin	13.4	2.0	—	15.4	9.1	(0.3)	8.8
Other operating expenses	5.8	2.6	—	8.4	5.3	0.4	5.7

Operating income	$7.6	$(0.6)	$—	$7.0	$3.8	$(0.7)	$3.1

Key Statistical Data:
Hospice admits	2,237	556	—	2,793	1,983	—	1,983
Hospice days	195,966	40,553	—	236,519	153,914	—	153,914
Average daily census	2,177	451	—	2,628	1,710	—	1,710
Revenue per day	$136.54	$141.08	$—	$137.32	$132.00	$—	$132.00
Cost of service per day	$68.03	$92.68	$—	$72.26	$73.02	$—	$74.68
Average length of stay	89	79	—	87	74	—	74

	For the Three-Months Ended June 30,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Medicare revenue	$26.9	$5.4	$—	$32.3	$22.0	$—	$22.0
Non-Medicare revenue	1.7	0.3	—	2.0	1.2	—	1.2

Net service revenue	28.6	5.7	—	34.3	23.2	—	23.2
Same store medicare revenue growth (3)	22%

Cost of service	14.8	3.8	—	18.6	11.8	0.3	12.1

Gross margin	13.8	1.9	—	15.7	11.4	(0.3)	11.1
Other operating expenses	5.9	2.7	—	8.6	5.5	0.5	6.0

Operating income	$7.9	$(0.8)	$—	$7.1	$5.9	$(0.8)	$5.1

Key Statistical Data:
Hospice admits	2,364	510	—	2,874	2,146	—	2,146
Hospice days	215,375	42,797	—	258,172	177,248	—	177,248
Average daily census	2,367	470	—	2,837	1,948	—	1,948
Revenue per day	$132.87	$133.03	$—	$132.90	$131.90	$—	$131.90
Cost of service per day	$68.63	$89.07	$—	$72.02	$66.60	$—	$68.34
Average length of stay	87	87	—	87	77	—	77

	For the Three-Months Ended September 30,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Medicare revenue	$30.7	$3.5	$—	$34.2	$27.0	$—	$27.0
Non-Medicare revenue	1.8	0.2	—	2.0	1.9	—	1.9

Net service revenue	32.5	3.7	—	36.2	28.9	—	28.9
Same store medicare revenue growth (3)	14%

Cost of service	17.5	2.6	—	20.1	14.6	0.3	14.9

Gross margin	15.0	1.1	—	16.1	14.3	(0.3)	14.0
Other operating expenses	7.1	2.3	0.3	9.7	6.8	0.7	7.5

Operating income	$7.9	$(1.2)	$(0.3)	$6.4	$7.5	$(1.0)	$6.5

Key Statistical Data:
Hospice admits	2,432	350	—	2,782	2,339	3	2,342
Hospice days	247,053	26,936	—	273,989	218,112	127	218,239
Average daily census	2,685	293	—	2,978	2,371	1	2,372
Revenue per day	$131.73	$134.17	$—	$131.97	$131.34	$120.17	$131.34
Cost of service per day	$70.73	$96.61	$—	$73.28	$66.77	$—	$68.17
Average length of stay	91	61	—	87	84	49	83

	For the Three-Months Ended December 31,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Medicare revenue	$34.2	$1.7	$—	$35.9	$29.2	$0.9	$30.1
Non-Medicare revenue	2.0	—	—	2.0	1.5	0.1	1.6

Net service revenue	36.2	1.7	—	37.9	30.7	1.0	31.7
Same store medicare revenue growth (3)	17%

Cost of service	18.6	1.5	—	20.1	15.1	0.8	15.9

Gross margin	17.6	0.2	—	17.8	15.6	0.2	15.8
Other operating expenses	6.5	1.2	(0.1)	7.6	7.5	0.9	8.4

Operating income	$11.1	$(1.0)	$0.1	$10.2	$8.1	$(0.7)	$7.4

Key Statistical Data:
Hospice admits	2,905	156	—	3,061	2,431	100	2,531
Hospice days	269,872	12,657	—	282,529	228,457	6,719	235,176
Average daily census	2,933	138	—	3,071	2,483	73	2,556
Revenue per day	$134.05	$140.90	$—	$134.35	$135.02	$136.63	$135.07
Cost of service per day	$69.18	$114.63	$—	$71.21	$65.97	$120.62	$67.53
Average length of stay	90	49	—	88	91	58	90

	For the Year Ended December 31,
	2010				2009
	Same Store	Startups/ Acquisitions	Exit Activity (1)	Total	Same Store	Other (2)	Total
Financial Information (in millions):
Medicare revenue	$117.2	$16.0	$—	$133.2	$97.3	$0.9	$98.2
Non-Medicare revenue	6.9	0.8	—	7.7	5.8	0.1	5.9

Net service revenue	124.1	16.8	—	140.9	103.1	1.0	104.1
Same store medicare revenue growth (3)	20%

Cost of service	64.3	11.6	—	75.9	52.7	1.7	54.4

Gross margin	59.8	5.2	—	65.0	50.4	(0.7)	49.7
Other operating expenses	25.3	8.8	0.2	34.3	25.1	2.5	27.6

Operating income	$34.5	$(3.6)	$(0.2)	$30.7	$25.3	$(3.2)	$22.1

Key Statistical Data:
Hospice admits	9,938	1,572	—	11,510	8,899	103	9,002
Hospice days	928,266	122,943	—	1,051,209	777,731	6,846	784,577
Average daily census	2,543	337	—	2,880	2,131	19	2,150
Revenue per day	$133.68	$136.75	$—	$134.04	$132.68	$136.32	$132.71
Cost of service per day	$69.22	$94.54	$—	$72.18	$67.73	$246.54	$69.29
Average length of stay	89	75	—	87	82	61	82

(1)	Exit activity includes the results for the periods subsequent to the agencies closure or consolidation.
(2)	Agencies for the prior period which are not considered same store agencies during 2010 (i.e. agencies closed or consolidated in current period or unopened startups).
(3)	Same Store Medicare revenue growth is the percent increase in our same store Medicare revenue for the period as a percent of the same store Medicare revenue of the prior period.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED KEY STATISTICAL AND FINANCIAL DATA

(Financial Data in thousands)

(Unaudited)

	For the three-month periods ended December 31,		For the Year Ended December 31,
	2010	2009	2010	2009
Financial Data:
Depreciation and amortization expense	$9,292	$7,630	$34,589	$28,312
Capital expenditures	$26,436	$10,361	$63,971	$36,359
Key Statistical Data:
General
Number of home health agencies (1)	486	521	486	521
Number of hospice agencies (1)	67	65	67	65
Number of agencies acquired (2)	1	1	4	20
Number of agencies opened as start-up locations (2)	6	17	48	48
Days revenue outstanding, net (3)	32.8	33.9	32.8	33.9
Same Store episodic-based revenue growth (4)	(4)%	13%	3%	16%
Internal episodic-based revenue growth (5)	(5)%	15%	4%	18%
Same Store episodic-based admission growth (4)	5%	5%	6%	3%
Internal episodic-based admission growth (5)	4%	7%	8%	6%
Same Store episodic-based recertification growth (4)	(11)%	1%	(9)%	7%
Internal episodic-based recertification growth (5)	(12)%	2%	(9)%	8%
Home Health
Average episodic-based revenue per completed episode (6)	$3,294	$3,260	$3,311	$3,166

(1)	Includes the closure/consolidation of 57 and 78 home health agencies and 6 and 7 hospice agencies during the three and twelve-month periods ended December 31, 2010, respectively.
(2)	Includes both home health and hospice agencies.
(3)	Our calculation of days revenue outstanding, net at December 31, 2010 and 2009 is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period ended December 31, 2010 and 2009, respectively.
(4)	Same store eposodic-based revenue, admissions or recertifications growth is the percent increase in our same store episodic-based revenue, admissions or recertifications for the period as a percent of the same store episodic-based revenue, admissions or recertifications of the prior period.
(5)	Internal episodic-based revenue, admission or recertification growth is the percent increase in our base/start-up episodic-based revenue, admissions or recertifications for the period as a percent of the total episodic-based revenue, admissions or recertifications of the prior period.
(6)	Average episodic-based revenue per completed episode is the average episodic-based revenue earned for each episodic-based completed episode of care.

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands, except per share data)

(Unaudited)

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA

	For the three-month periods ended December 31,		For the Year Ended December 31,
	2010	2009	2010	2009
Net income attributable to Amedisys, Inc.	$22,098	$37,792	$112,580	$135,837
Add:
Provision for income taxes	14,156	23,397	72,309	86,171
Interest expense, net	2,102	2,523	8,766	11,457
Depreciation and amortization	9,292	7,630	34,589	28,312

EBITDA (1)	$47,648	$71,342	$228,244	$261,777

Add:
Certain items (2)	8,467	—	15,947	—
Intangible write-off (2)	(1,343)	—	(2,216)	—

Adjusted EBITDA (3)	$54,772	$71,342	$241,975	$261,777

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation
	For the three-month periods ended December 31,		For the Year Ended December 31,
	2010	2009	2010	2009
Net income attributable to Amedisys, Inc.	$22,098	$37,792	$112,580	$135,837
Add:
Certain items (2)	5,165	—	9,728	—

Adjusted net income attributable to Amedisys, Inc. (4)	$27,263	$37,792	$122,308	$135,837

Adjusted Diluted Earnings Per Share Reconciliation
	For the three-month periods ended December 31,		For the Year Ended December 31,
	2010	2009	2010	2009
Net income attributable to Amedisys, Inc. common stockholders - diluted	$0.77	$1.35	$3.95	$4.89
Add:
Certain items (2)	0.18	—	0.34	—

Adjusted net income attributable to Amedisys, Inc. common stockholders - diluted (5)	$0.95	$1.35	$4.29	$4.89

(1)	EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	During the three-month period December 31, 2010 we incurred certain costs associated with the realignment of operations including severance and legal expenses related to the United States Senate Committee on Finance inquiry and SEC investigation. We also incurred costs associated with our exit activities for the three-and twelve month periods ended December 31, 2010, which includes $1.3 million and $2.2 million respectively, for the write-off of intangibles. During the three-month period ended September 30, 2010 we settled our Georgia indigent care liability for less than previously accrued and during the three-month period June 30, 2010 we received the Centers for Medicare and Medicaid Services (“CMS”) bonus payments as the result of a pay for performance demonstration. The following details these items for the three and twelve-month periods ended December 31, 2010:

	For the three-month period ended December 31, 2010			For the Year Ended December 31, 2010
	Income (Expense)	Net of tax	Diluted EPS	Income (Expense)	Net of tax	Diluted EPS
Georgia indigent care liability	$—	$—	$—	$3,676	$2,242	$0.08
CMS bonus payment	—	—	—	3,587	2,188	0.08
Exit activities	(5,261)	(3,210)	(0.11)	(13,601)	(8,297)	(0.29)
Certain costs	(3,206)	(1,955)	(0.07)	(9,609)	(5,861)	(0.21)

Total	$(8,467)	$(5,165)	$(0.18)	$(15,947)	$(9,728)	$(0.34)

(3)	Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization plus certain items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. plus certain items as described in footnote 2. Adjusted net income attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain items as described in footnote 2. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.